Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-226683

Distillate U.S. Fundamental Stability & Value ETF (DSTL)

December 23, 2020
Supplement to the
Summary Prospectus and Prospectus, each dated January 31, 2020

Effective with the January 8, 2021 rebalance and reconstitution of the Fund’s underlying index, the section entitled “Principal Investment Strategies of the Fund — Distillate U.S. Fundamental Stability & Value Index” is supplemented as follows:

Any stock that qualifies for inclusion in the Index, but ranks 81st to 100th of the included securities based on the Index’s valuation score will be limited to a weight of 2% at the time of reconstitution, with any excess weight redistributed pro-rata to the unaffected positions.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.